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                          AUTHENTIC FITNESS CORPORATION

                                 1998 STOCK PLAN

             SECTION 1. PURPOSE. The purposes of the Authentic Fitness Corporation 1998 Stock Plan are to promote the interests of Authentic Fitness Corporation and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of, and advisors and consultants to, the Company and its Affiliates, as defined below; (ii) motivating such employees, advisors and consultants by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees, advisors and consultants to participate in the long-term growth and financial success of the Company.

             SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

             "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

             "Award" shall mean any Option or Restricted Stock Award.

             "Award Agreement" shall mean the written agreement, contract, or other instrument or document evidencing an Award, which may, but need not, be executed or acknowledged by a Participant.

             "Board" shall mean the Board of Directors of the Company.

             "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             "Committee" shall mean that committee of the Board designated by the Board to administer the Company's incentive plans.

             "Company" shall mean Authentic Fitness Corporation, together with any successor thereto.

             "Employee" shall mean (i) an employee of the Company or of any Affiliate and (ii) an advisor or consultant to the Company or to any Affiliate.

             "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

             "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

             "Option" shall mean a right to purchase Shares from the Company.

             "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.








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             "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

             "Plan" shall mean the Authentic Fitness Corporation 1998 Stock
Plan.

             "Restoration Option" shall mean an Option granted pursuant to
Section 6(e) of the Plan.

        "Restricted Stock" shall mean any Share granted under Section 7 of the Plan.

        "Shares" shall mean shares of the Common Stock, par value $.001 per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

        "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

             SECTION 3. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to the terms of applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants;
(ii) determine the type of Award to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by Awards; (iv) determine the terms and conditions of any Award, including, without limitation, the conditions under which the Shares received by an Employee upon exercise or vesting of any Award may be subject to forfeiture; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances Shares payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

             Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.


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             SECTION 4.  SHARES AVAILABLE FOR AWARDS.

             (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Awards may be granted under the Plan shall not exceed the number of Shares held from time to time in the treasury. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan are forfeited, or if any Shares are forfeited and returned to the Company following the exercise or vesting of any Award, or if an Award otherwise terminates or is cancelled without the delivery of Shares, then the Shares covered by such Award, or the Shares forfeited, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted. In the event that (i) an Option is exercised through the delivery of Shares or (ii) a Participant shall deliver Shares in satisfaction of any withholding obligation relating to the exercise or vesting of any Award, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered.

             (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares with respect to which Awards may be granted, in aggregate or to any individual, (ii) the number of Shares subject to outstanding Awards, and (iii) the exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

             (c) Substitute Awards. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which Substitute Awards are granted to Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

             (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to the exercise or vesting of an Award shall be treasury Shares.

             SECTION 5. ELIGIBILITY. Any Employee, including any officer or employee-director of the Company or any Affiliate, shall be eligible to be designated a Participant.


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             SECTION 6.  STOCK OPTIONS.

             (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant only Options that are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

              Option is granted, which price shall not be less than 100% of the per Share Fair Market Value on the date of grant.

             (b) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Option Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

             (c) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such exercise price.

             (d) Restoration Options. In the event that any Participant delivers Shares in payment of the exercise price of an Option granted hereunder, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant, subject to Section 4(a). The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of Shares equal to the number of such Shares so delivered upon exercise of the original Option and, in the discretion of the Committee, the number of Shares, if any, tendered to the Company to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Fair Market Value on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

             SECTION 7.  RESTRICTED STOCK.

             (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of


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the period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

             (b) Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

             (c) Dividends During Restricted Period. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.

             SECTION 8.  AMENDMENT AND TERMINATION.

             (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

             (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without consent of the affected Participant, holder or beneficiary.

             (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

             (d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in


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consideration of a cash payment made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

             SECTION 9.  GENERAL PROVISIONS.

             (a)  Nontransferability.

        i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee.

        ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

             (b) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The term and conditions of Awards need not be the same with respect to each recipient.

             (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to the exercise or vesting of any Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

             (d) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

             (e) Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or the Affiliate shall have the right and is hereby authorized to withhold from any payment due or transfer made pursuant to the exercise or vesting of any Award or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, or other property) of any applicable withholding taxes in respect of the exercise or vesting of


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an Award and to take such other action as may be necessary in the opinion of the
Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the exercise or vesting of any Award.

             (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, of any, of a change in control of the Company.

             (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of the types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

             (h) No Right to Employment or Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

             (i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

             (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

             (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

             (l) Other Laws. The Committee may refuse to issue or transfer any Shares under any Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise or vesting of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of


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the Company, and no such offer shall be outstanding, unless and until the
Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

             (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

             (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

             (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

             SECTION 10.  TERM OF THE PLAN.

             (a) Effective Date. The Plan shall be effective as of the date of its adoption by the Board.

             (b) Expiration Date. No Award shall be granted under the Plan after May 7, 2008. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after May 7, 2008.


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